U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2010

Internet Infinity, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-27633	95-4679342
(state of	(Commission File Number)	(IRS Employer
incorporation)		I.D. Number)

413 Avenue G, #1
Redondo Beach, CA 90277
(310) 493-2244

(Address and telephone number of registrant's principal
executive offices and principal place of business)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant's Certifying Accountant

In response to an SEC request, we are refilling the 8-K originally filed on July 6, 2010 concerning our change of auditor for Internet Infinity, Inc.  (“ITNF”).

1. The principal accountant Kabanico report on the financial statements for either of the past two years ended March 31, 2008 and March 31, 2009 and subsequent interim periods through June 28, 2009  did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

2.   For either of the past two years ended March 31, 2008 and March 2009 and subsequent interim periods through June 28, 2009 preceding the dismissal of Kabanico, there were no disagreements with the former accountant Kabanico on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

3.   For either of the past two years ended March 31, 2008 and March 2009 and subsequent interim periods through June 28, 2009 preceding the dismissal of Kabanico and the retention of Kennedy, no new independent accountant had been engaged as either the principal accountant to audit the registrant's financial statements, or as an independent accountant to audit a significant subsidiary and on whom the principal accountant is expected to express reliance in its report. Also, during this time there was no consultation with any other accountant prior to the retention of Kennedy.

4.      We are providing today to the former accountant Kabanico, a copy of the original 8K of 7/21/2010 along with the disclosures we are making in response to this Item 304 that we are sending to the Commission for review. We are requesting the former accountant Kabanico to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. We the registrant shall file the former accountant's letter as an exhibit to the report on registration statement containing this disclosure.

We the registrant are requesting the former accountant to provide the letter as promptly as possible so that the registrant can file the letter with the Commission within ten business days after the filing of the report or registration statement. Notwithstanding the ten business day period, we the registrant shall file the letter by amendment within two business days of receipt; if the letter is received on a Saturday, Sunday or holiday on which the Commission is not open for business, then the two business day period shall begin to run on and shall include the first business day thereafter.

Internet Infinity acknowledges that:

the company is responsible for the adequacy and accuracy of the disclosures in the filing; staff comments or changes to disclosures in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Infinity, Inc.

Date: October 22, 2010	By:	/s/ George Morris
George Morris, Chief Executive Officer